UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 29, 2008

HERITAGE COMMERCE CORP
(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Almaden Boulevard, San Jose, CA	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

As previously disclosed, on November 21, 2008, Heritage Commerce Corp (the “Company”) entered into a Letter Agreement (the “Purchase Agreement”) with the United States Department of the Treasury (“Treasury”), pursuant to which the Company issued and sold (i) 40,000 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 462,963 shares of the Company’s common stock, no par value (the “Common Stock”), for an aggregate purchase price of $40,000,000 in cash.

In the Purchase Agreement, the Company agreed that, until such time as Treasury ceases to own any debt or equity securities of the Company acquired pursuant to the Purchase Agreement, the Company will take all necessary action to ensure that its benefit plans with respect to its senior executive officers comply with Section 111(b) of the Emergency Economic Stabilization Act of 2008 (the “EESA”) as implemented by any guidance or regulation under the EESA that has been issued and is in effect as of the date of issuance of the Series A Preferred Stock and the Warrant, and has agreed to not adopt any benefit plans with respect to, or which covers, its senior executive officers that do not comply with the EESA, and the applicable executives have consented to the foregoing.  Each of the applicable executive officers who have written employment agreements with the Company also entered into amendments dated December 29, 2008 to conform their employment agreement to the foregoing.  The amendments are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

On December 29, 2008, the Company executed amended deferred fee agreements for board of director members Jack Peckham and James Blair.  The First Amended and Restated Deferred Agreements permit the directors to defer their board fees through a deferred compensation program.  The prior agreements limited the period of deferral to 10 years and amounts deferred earned interest at the rate of 8% per annum.  The amendments delete the 10 year limitation and change the rate of interest after December 31, 2008 to the prime rate published by the Wall Street Journal on December 31, 2008 and each December 31 thereafter which will be the effective rate for the immediately following year.  The amendments also make technical changes to satisfy the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder by the Internal Revenue Service.  The First Amended and Restated Deferred Fee Agreements are attached hereto as Exhibits 10.6 and 10.7.

On December 29, 2008, the Company executed First Amended and Restated Director Compensation Benefit Agreements with each of its current non-employee directors who have served on the board prior to 2007, and one former director who is currently an executive officer.  The Benefits Agreements provide an annual benefit upon termination of service on the board equal to a designated applicable percentage of $1,000 times each year served as a director, subject to a 2% increase each year from the date of the commencement of payments.  The amendments to each of the Benefits Agreements were required to make technical changes to satisfy the requirements of Section 409A of the Internal Revenue Code and the regulations promulgated thereunder by the Internal Revenue Service.  The First Amended and Restated Director Compensation Benefits Agreements are attached hereto as Exhibits 10.8 through 10.17.

ITEM 9.01	FINANCIAL STATEMENT AND EXHIBITS.

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and Walter T. Kaczmarek.

10.2	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and Lawrence D. McGovern.

10.3	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and Raymond Parker.

10.4	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and Michael Ong.

10.5	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and James Mayer.

10.6	First Amended and Restated Deferred Agreement dated December 29, 2008 between Jack Peckham and the Company.

10.7	First Amended and Restated Deferred Agreement dated December 29, 2008 between James Blair and the Company.

10.8	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Jack Conner and the Company.

10.9	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Frank Bisceglia and the Company.

10.10	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between James Blair and the Company.

10.11	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Robert Moles and the Company.

10.12	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Louis Normandin and the Company.

10.13	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Jack Peckham and the Company.

10.14	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Humphrey Polanen and the Company.

10.15	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Charles Toeiniskoetter and the Company.

10.16	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Ranson Webster and the Company.

10.17	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between William Del Biaggio, Jr. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE COMMERCE CORP

DATED: December 29, 2008	By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and Walter T. Kaczmarek.

10.2	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and Lawrence D. McGovern.

10.3	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and Raymond Parker.

10.4	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and Michael Ong.

10.5	Amendment No. 1 to Employment Agreement dated December 29, 2008 between the Company and James Mayer.

10.6	First Amended and Restated Deferred Agreement dated December 29, 2008 between Jack Peckham and the Company.

10.7	First Amended and Restated Deferred Agreement dated December 29, 2008 between James Blair and the Company.

10.8	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Jack Conner and the Company.

10.9	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Frank Bisceglia and the Company.

10.10	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between James Blair and the Company.

10.11	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Robert Moles and the Company.

10.12	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Louis Normandin and the Company.

10.13	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Jack Peckham and the Company.

10.14	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Humphrey Polanen and the Company.

10.15	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Charles Toeiniskoetter and the Company.

10.16	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between Ranson Webster and the Company.

10.17	First Amended and Restated Director Compensation Benefits Agreement dated December 29, 2008 between William Del Biaggio, Jr. and the Company.